Exhibit 99.12

JOINDER TO

JOINT FILING AGREEMENT

This JOINDER AGREEMENT is dated as of July 2, 2021, by and among Paul Rosenbaum, Anthony Caracciolo, Arthur L. Wilmes, Glenn Eisenberg, Jeffrey P. Beaty, Allen Gabriel, Judson Longaker, Steve Dalal, Jeffrey Weiner, Frederick Axelberd, Yaron Okun, Jack Chitayat, Arlyn J. Bossenbrook, Charles M. Johnson Jr., Jonathan Hartley, Brendan Thorson, Joe Rector, Francesco Tosco, William M. Rawson, Veronica Marano, Richard G. Pestell, M.D., Ph.D., Peter Christopher Caputo, Antonio Parisi, Thomas C. Mollick, Dr. Thomas J. Errico, M.D. (collectively, the “Existing Members”) and Bruce Patterson, M.D., Peter Staats, M.D and Melissa Yeager (collectively, the “New Members”).

WHEREAS, the Existing Members are parties to that certain Joint Filing Agreement dated as of May 24, 2021 (as amended through the date hereof, the “Agreement”); and

WHEREAS, the New Members desire to join the group formed by the Existing Members.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1. Effective immediately, each of the New Members is joined as a party to the Agreement and such Agreement will deemed to be filed on behalf of all of the Existing Members and the New Members.

2. Each of the New Members agrees to be bound by the terms of the Agreement, the terms of which are incorporated herein and made a part hereof.

3. This Joinder Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signatures appear on following pages]

IN WITNESS WHEREOF, each of the undersigned have executed this Joinder Agreement to be executed as of the day and year first written above.

/s/ Paul Rosenbaum
Paul Rosenbaum

/s/ Paul Rosenbaum
Anthony Caracciolo, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Arthur L. Wilmes, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Glenn Eisenberg, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Jeffrey P. Beaty, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Allen Gabriel, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Judson Longaker, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Steve Dalal, by Paul Rosenbaum, as Attorney-in-Fact

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Paul Rosenbaum
Jeffrey Weiner, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Frederick Axelberd, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Yaron Okun, for himself and as attorney-in-fact for Tevya Finger, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Jack Chitayat, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Arlyn J. Bossenbook, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Charles M. Johnson Jr., by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Jonathan Hartley, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Brendan Thorson, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Joe Rector, by Paul Rosenbaum, as Attorney-in-Fact

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Paul Rosenbaum
Francesco Tosco, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
William M. Rawson, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Veronica Marano, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Richard G. Pestell, M.D., Ph.D. by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Peter Christopher Caputo, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Antonio Parisi, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Thomas C. Mollick, by Paul Rosenbaum, as Attorney-in-Fact

/s/ Paul Rosenbaum
Thomas J. Errico, M.D., by Paul Rosenbaum, as Attorney-in-Fact

/s/ Bruce Patterson, M.D.
Bruce Patterson, M.D.

/s/ Peter Staats, M.D.
Peter Staats, M.D.

[Signature Page to Joinder Agreement to Joint Filing Agreement]

/s/ Melissa Yeager
Melissa Yeager

[Signature Page to Joinder Agreement to Joint Filing Agreement]